[Atlas Annuities(R) logo]

              FROM THE OFFICE OF MARION O. SANDLER
              Chairman of the Board and Chief Executive Officer

              Dear Valued Policyholder,

                  We are pleased to report that the BALANCED GROWTH PORTFOLIO in your ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY produced a 29.41% annual total return in 1999(1). This performance was more than 8 percentage points higher than the return of the Standard and Poor's 500 Index (S&P 500) for the same time period, and more than 30 percentage points higher than that of the Lehman Brothers Aggregate Bond Index(2). In addition, the BALANCED GROWTH PORTFOLIO placed in the top 3% of all portfolios among its peers in Morningstar's Domestic Hybrid category(3). Plus, as of December 31, 1999, the average annual total return since inception on September 30, 1997 was 17.57%(1), more than 50% higher than the average annual total return of the Domestic Hybrid category for that same period.

                  The BALANCED GROWTH PORTFOLIO is a "fund of funds" that seeks long-term growth of capital and moderate current income, and provides diversification by allocating assets in as many as eight Atlas stock, bond, and money market funds. The portfolio's manager seeks to maintain a stock, bond, and cash ratio of approximately 60%, 30% and 10%, respectively, adjusting proportions to take advantage of various market conditions. As of December 31, 1999, the portfolio held 66% stocks, 20% bonds, and 14% cash, with assets invested in the underlying Atlas Funds as follows:

                    Atlas Funds                          % of Investments
                    -----------                          ----------------
                    Global Growth                              25.7%
                    Growth and Income                           25.2
                    Strategic Growth                            14.8
                    Emerging Growth                             11.6
                    Strategic Income                             9.8
                    U.S. Government and Mortgage
                      Securities                                 9.4
                    U.S. Treasury Money                          3.5
                                                              ------
                    Total                                     100.0%

              (1) Annual total returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses.

              (2) The Standard and Poor's 500 Index and the Lehman Brothers
                  Aggregate Bond Index are two representative total return indices for the markets in which the Balanced Growth Portfolio invests.

              (3) Morningstar is an independent agency that rates mutual funds and variable annuity portfolios. As of 12/31/99, there were 618 portfolios in the Domestic Hybrid category.

                                 The Economy and the Markets

                  The U.S. economy experienced both robust growth and low
              inflation throughout 1999. For the fourth straight year, the growth rate was more than 4%. By yearend, unemployment had fallen to a 30-year low of 4.1%, and inflation was still below 3%.

                  The healthy economy created strong earnings for U.S.
              companies, and the major stock market indices climbed considerably. For an unprecedented fifth straight year, both the Dow Jones Industrial Average (the Dow) and the S&P 500 posted double digit growth. The Dow was up 25.2% for the year, and the S&P 500 21.0%. Most of the increases occurred in the fourth quarter, fueled by remarkable gains in the technology sector. The Nasdaq Composite Index, which is dominated by large technology companies, finished the year up 85.6%. Led by Internet businesses, even small companies staged a rebound, and the Russell 2000 Index, a measure of small-capitalization stocks, rose 21.3%.

                  Stock markets abroad also experienced a revival, as
              conditions in foreign markets changed substantially from 1998, when a global collapse was feared. Japan, a laggard for a decade, turned in a strong performance. Even emerging countries in Asia and Latin America enjoyed rebounding economies and posted double-digit gains. Most markets in Europe were lethargic until late in the year when technology and telecommunications stocks fueled rallies in several countries.

                  However, the vigorous U.S. economy and stock market surfaced concerns about inflation. Reacting to these fears, the bond market suffered its second worst year in more than a quarter of a century, despite the Federal Reserve's attempts to cool the economy by raising the overnight federal funds rate three times during the year. The yield on the benchmark 30-year Treasury bond, which moves in the opposite direction from its price, began 1999 at 5.10% - the lowest level in decades - and increased steadily to end December at 6.48%. Municipal bonds, corporate bonds, and mortgage-backed securities also saw their yields rise as their prices declined.

                                      Portfolio Review

                  In light of the activity in the markets over the past year, the manager gradually shifted assets within the BALANCED GROWTH PORTFOLIO, contributing to its 29.41% annual total return. To take advantage of the opportunities that surfaced in the overseas, small- and mid-capitalization markets, more assets were allocated to the ATLAS GLOBAL GROWTH, ATLAS EMERGING GROWTH, and ATLAS STRATEGIC GROWTH FUNDS, respectively. The primary source of this redistribution was the ATLAS BALANCED FUND. Investments in the ATLAS STRATEGIC INCOME and ATLAS U.S. GOVERNMENT AND MORTGAGE SECURITIES FUNDS didn't change significantly. The ATLAS U.S. TREASURY MONEY FUND was added to the portfolio for more liquidity.

                     The Investments You Want From the People You Trust

                  As a sister company of World Savings and a member of the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to providing the quality products, personal service, and caring professional advice you've come to expect from World. Your Atlas Representative will be happy to answer any questions you have about your annuity, provide you with information about Atlas Funds, or conduct a complimentary review of your investment portfolio. For an appointment, simply call 1-800-933-ATLAS (1-800-933-2852).

                  We appreciate the trust you've placed in Atlas, and look
              forward to serving your financial needs for many years to come.

              Sincerely,

              /s/ Marion O. Sandler
              ---------------------
              Marion O. Sandler
              Chairman of the Board
              and Chief Executive Officer

Atlas Balanced Growth Portfolio

Performance Compared to the Market
--------------------------------------------------------------------------------

  The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two representative indices for the markets in which the portfolio invests. Index performance does not include management expenses and the mix, quality and maturity of securities in an index may vary widely from those in the underlying funds in the Balanced Growth Portfolio. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity. As always, past performance is no guarantee of future results.

[WORLD SAVINGS/ATLAS FUND GRAPHIC]

                                                                                STANDARD & POOR'S
                                                  ATLAS BALANCED GROWTH      COMPOSITE INDEX OF 500     LEHMAN BROTHERS AGGREGATE
                                                       PORTFOLIO*                    STOCKS                    BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
9/97                                                      10000                       10000                       10000
12/97                                                      9872                       10287                       10295
3/98                                                      10772                       11721                       10453
6/98                                                      10856                       12109                       10698
9/98                                                       9840                       10907                       11150
12/98                                                     11126                       13229                       11188
3/99                                                      11386                       13888                       11131
6/99                                                      11907                       14867                       11033
9/99                                                      11625                       13939                       11107
12/99                                                     14398                       16013                       11094

* Inception of operations of the Atlas Balanced Growth Portfolio.

Atlas Balanced Growth Portfolio

Statement of Net Assets                                        December 31, 1999
--------------------------------------------------------------------------------

INVESTMENTS: (91.22%)
  Investment in Atlas Funds, at identified cost.............                                        $11,887,786
                                                                                                      ---------
                                                                                                      ---------

                                                                                 Percent of
                                                                 Shares          Net Assets
                                                                --------         ----------
  Investment in Atlas Funds, at value:
    U.S. Government and Mortgage Securities Fund............     142,013            8.65%           $ 1,364,740
    Strategic Income Fund...................................     300,760            8.90              1,404,550
    Growth and Income Fund..................................     136,123           22.96              3,622,229
    Strategic Growth Fund...................................     103,651           13.49              2,127,954
    Global Growth Fund......................................     191,871           23.45              3,699,272
    Emerging Growth Fund....................................      88,466           10.54              1,662,269
    U.S. Treasury Money Fund................................     511,033            3.23                511,033
                                                                                                      ---------
                                                                                                     14,392,047
                                                                                                      ---------
OTHER ASSETS AND LIABILITIES: (8.78%)
  Distributions receivable..................................                                          1,406,652
  Other assets..............................................                                             61,609
  Liabilities...............................................                                            (82,245)
                                                                                                      ---------
  Total other assets and liabilities........................                                          1,386,016
                                                                                                      ---------
NET ASSETS (100.00%)........................................                                        $15,778,063
                                                                                                      ---------
                                                                                                      ---------
NET ASSETS CONSIST OF:
  Unrealized appreciation...................................                                        $ 2,504,261
  Accumulated net realized loss.............................                                           (767,001)
  Undistributed net investment income.......................                                            308,343
  Paid in capital...........................................                                         13,732,460
                                                                                                      ---------
NET ASSETS..................................................                                        $15,778,063
                                                                                                      ---------
                                                                                                      ---------
NET ASSET VALUE PER SHARE:
  Net assets................................................                                        $15,778,063
  Beneficial interest shares outstanding....................                                          1,350,540
                                                                                                      ---------
                                                                                                      ---------
  Net asset value per share.................................                                        $     11.68
                                                                                                      ---------
                                                                                                      ---------

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Statement of Operations                     for the year ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Distribution income from Atlas Funds....................    $1,657,454
    Interest................................................           407
                                                                  --------
  Total income..............................................     1,657,861
                                                                  --------
  Expenses:
    Transfer agency fees and expenses.......................        38,120
    Management fees (Note 5)................................        32,164
    Custodian fees and expenses.............................        28,647
    Accounting and legal fees...............................        11,469
    Printing and postage....................................         5,595
    Amortization of organization costs (Note 2).............         5,052
    Trustees' fees..........................................           556
    Other...................................................            58
                                                                  --------
  Gross expenses............................................       121,661
    Waiver of management fees...............................       (32,164)
    Expense reimbursement...................................       (25,278)
                                                                  --------
  Net expenses..............................................        64,219
                                                                  --------
  Net investment income.....................................     1,593,642
                                                                  --------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
  Realized gain:
    Proceeds from sales.....................................     8,575,856
    Cost of securities sold.................................     8,247,753
                                                                  --------
  Net realized gain.........................................       328,103
                                                                  --------
  Unrealized appreciation:
    Beginning of year.......................................       846,140
    End of year.............................................     2,504,261
                                                                  --------
  Unrealized appreciation...................................     1,658,121
                                                                  --------
  Net realized gain and unrealized appreciation of
    investments.............................................     1,986,224
                                                                  --------
  Net increase in net assets resulting from operations......    $3,579,866
                                                                  --------
                                                                  --------

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Statements of Changes in Net Assets              for the years ended December 31
--------------------------------------------------------------------------------

                                                                     1999             1998
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income.....................................      $ 1,593,642      $   613,713
  Net realized gain (loss) on investments...................          328,103         (785,182)
  Net change in unrealized appreciation on investments......        1,658,121        1,024,523
                                                                    ---------        ---------
  Net increase in net assets resulting from operations......        3,579,866          853,054
                                                                    ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions from net investment income..................       (1,594,110)        (304,807)
  Distributions from net realized gain on investments.......         (308,565)              --
                                                                    ---------        ---------
  Total distributions paid to shareholders..................       (1,902,675)        (304,807)
                                                                    ---------        ---------
BENEFICIAL INTEREST SHARE TRANSACTIONS:(1)
  Proceeds from shares sold.................................        2,094,550        9,315,457
  Proceeds from shares issued in reinvestment of
    distributions...........................................        1,902,675          304,807
  Cost of shares repurchased................................       (2,456,007)      (1,121,054)
                                                                    ---------        ---------
  Net increase in net assets resulting from beneficial
    interest share transactions.............................        1,541,218        8,499,210
                                                                    ---------        ---------
  Net increase in net assets................................        3,218,409        9,047,457
NET ASSETS:
  Beginning of year.........................................       12,559,654        3,512,197
                                                                    ---------        ---------
  End of year...............................................      $15,778,063      $12,559,654
                                                                    ---------        ---------
                                                                    ---------        ---------

(1) Share Transactions:
    Sold....................................................          192,950          931,984
    Issued in reinvestment of dividends.....................          162,900           29,708
    Redeemed................................................         (229,917)        (113,515)
                                                                    ---------        ---------
  Net increase in shares outstanding........................          125,933          848,177
                                                                    ---------        ---------
                                                                    ---------        ---------

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                                                1999(1)         1998(1)         1997(2)
Net asset value, beginning of period........................    $ 10.26         $  9.33         $10.00
                                                                 ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................       1.34            0.58           0.55
  Net realized and unrealized gain (loss) on investments....       1.68            0.61          (0.68)
                                                                 ------          ------         ------
  Total from investment operations..........................       3.02            1.19          (0.13)
                                                                 ------          ------         ------
LESS DISTRIBUTIONS:
  Distributions from net investment income..................      (1.34)          (0.26)         (0.54)
  Distributions from net realized gain on investments.......      (0.26)             --             --
                                                                 ------          ------         ------
  Total distributions.......................................      (1.60)          (0.26)         (0.54)
                                                                 ------          ------         ------
Net asset value, end of period..............................    $ 11.68         $ 10.26         $ 9.33
                                                                 ------          ------         ------
                                                                 ------          ------         ------
Total return, aggregate(3)..................................      29.41%          12.70%         -1.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................    $15,778         $12,560         $3,512
  Ratio of expenses to average net assets:(4)
    Before expense waivers and reimbursement................       0.95%           1.34%          2.82%
    After expense waivers and reimbursement.................       0.50%           0.50%          0.50%
  Ratio of net investment income to average net assets(4)...      12.40%           6.73%         38.25%
  Portfolio turnover rate...................................      64.47%         114.79%          1.49%

(1) For the year ended December 31.

(2) For the period September 30, 1997 (inception of operations) to December 31, 1997.

(3) Total return assumes purchase at net asset value at the beginning of the period.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio

Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds (Class A shares) including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

  The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

  b. Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  c. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  d. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

  e. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Atlas Balanced Growth Portfolio

Notes to Financial Statements (continued)                      December 31, 1999
--------------------------------------------------------------------------------

2. UNAMORTIZED ORGANIZATION COSTS

  The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $2,020,636 consisting of unrealized gains of $2,680,822 and unrealized losses of $660,186. Cost of securities for federal income tax purposes was $12,371,411.

4. PURCHASES AND SALES OF SECURITIES

  During the year ended December 31, 1999, the Portfolio purchased $8,918,173 of investment securities and sold $8,575,856 of investment securities.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50%. Due to the voluntary expense waiver in effect during the year ended December 31, 1999, the management fees due the Adviser were reduced by $32,164. The Adviser also absorbed $25,278 of other Fund expenses during the year.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

  At December 31, 1999 Golden West Financial owned 116,324 Class A shares of Emerging Growth Fund.

Atlas Balanced Growth Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Atlas Insurance Trust:

  We have audited the accompanying statement of net assets of the Atlas Insurance Trust (Balanced Growth Portfolio) (the "Fund") as of December 31, 1999, the related statement of operations for the year ended December 31, 1999, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the years ended December 31, 1999 and 1998, and for the period from September 30, 1997 (inception of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999 by corresponding with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1999 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

LOGO
Oakland, California
February 11, 2000